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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 10, 2003
               --------------------------------------------------
                        (date of earliest event reported)


                    RESIDENTIAL ASSET SECURITIES CORPORATION
                    ----------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                    333-100848             51-0362653
           --------                    ----------             ----------
        (State or Other                (Commission         (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)      Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events
--------------------

Filing of Computational Materials

In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS11, Residential Securities Funding Corporation ("RSFC") and Citigroup Global Markets Inc., as representative of the several underwriters (together with RSFC, the "Underwriters"), have each prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Securities Corporation (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit
99.1 and Exhibit 99.2 hereto are filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1   Computational Materials - Citigroup Global Markets Inc.

        99.2   Computational Materials - Residential Securities Funding
               Corporation.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RESIDENTIAL ASSET SECURITIES CORPORATION



                                    By:         /s/ Benita Bjorgo
                                       -------------------------------------
                                                  Benita Bjorgo
                                                  Vice President



Dated:  December 10, 2003















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EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------

99.1         Computational Materials - Citigroup Global Markets Inc.

99.2         Computational Materials - Residential Securities Funding
             Corporation